Exhibit 99.1

Yulong Eco - Materials Limited Yulong Eco - Materials Limited Nasdaq: YECO A vertically integrated manufacturer of ECO - FRIENDLY building products and a construction WASTE RECYCLING company Investor Presentation November 2015

Yulong Eco - Materials Limited Forward Looking Statement 2 This presentation contains forward - looking statements that by their nature involve risks and uncertainties, including statements based on our current expectations, assumptions, estimates and projections about us and our industry. In some cases, these forward - looking statements can be identified by words or phrases such as "aim", "anticipate", "believe", "estimate", "expect", "going forward ", "intend", "ought to", "plan", "project", "potential", "seek", "may", "might", "can", "could", "will", "would", "shall", “should ", "is likely to" and the negative form of these words and other similar expressions. The forward - looking statements included in this presentation relate to, among others: ▪ our goals and strategies; ▪ our future business development, financial condition and results of operations; ▪ t he expected growth of the construction business in China; ▪ o ur expectations regarding demand for and market acceptance of our products; ▪ o ur expectations regarding the retention and strengthening of our relationships with key customers; ▪ c ompletion in our industry in China; and ▪ r elevant government policies and regulations relating to our industry. Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we cautio n you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial co ndition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of o ur Annual Report on Form 10 - K. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictiv e of results or developments in future periods. Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of th is presentation, except as required by law. You should carefully read our “Cautionary Note on Forward - Looking Statements” and the factors described in the “Risk Factors” se ction of our Annual Report on Form 10 - K to better understand the risks and uncertainties inherent in our business.

Investment Highlights

VERTICALLY INTEGRATED BUSINESS MODEL

- New construction waste management segment; solid fly-ash bricks & cement business
- Exclusive recycling license in Pingdingshan and Shangqiu. Recently expanded in other cities within Henan Province.

ECO-FRIENDLY & COST EFFICIENT PRODUCTS

- Construction waste recycling plant in Pingdingshan; portable recycling stations in other cities.
- Eco-friendly bricks produced in part from reclaimed fly-ash, a lightweight and powdery residue generated during coal combustion process.
- New R&D facility to focus on renewable construction materials.

LEADING MARKET POSITION

- Largest brick and concrete supplier in Pingdingshan.
- Fiscal 2015 revenue of $46.3 million and net income of $8.7 million or $1.08/share.

WELL POSITIONED FOR GROWTH

- Expansion of hauling and recycling business outside of Pingdingshan to accelerate future growth.
- Working capital sufficient to support expansion efforts: IPO (7/1/15) net proceeds of approx. $10.9 million; $16.5 million in cash at 6/30/15.

STRATEGY

- Seek additional hauling licenses & establish recycling business in other cities (Henan province).
- Expand to other provinces.

Yulong Eco-Materials Limited

3

Yulong Eco - Materials Limited Our Strategic Goals ▪ Maintain and expand leading position in core, profitable concrete and brick business ▪ Grow revenue, earnings, and margins through our new business segment: ▪ Pingdingshan: Hauling and exclusive recycling license until 2032 - business launched in April 2015 ▪ Shangqiu: Hauling and exclusive recycling license until 2040 – work commenced in Oct 2015 ▪ Expanded hauling and recycling to other cities ▪ Continue to expand hauling and waste r ecycling b usiness to other cities and provinces: ▪ Plan to obtain exclusive regional licenses in other cities and provinces ▪ Planning to build a recycling center in Shangqiu to service exclusive recycling license ▪ Leverage our technical knowledge and R&D capabilities to expand our breadth of eco - friendly building products 4

Yulong Eco - Materials Limited About Yulong Eco - Materials ▪ Yulong Bricks: Eco - friendly fly - ash brick plant: 50% local market share in fiscal 2015. ▪ Yulong Concrete & Transport: Ready - mixed concrete plant: 30% local market share in fiscal 2015. 5 ▪ Prototype hauling and recycling business has been replicated in other cities ▪ Oct 2015: Received exclusive 25 - year recycling license in Shangqiu ; planning a new recycling center to service the agreement ▪ Several additional hauling and recycling contracts recently signed ▪ Higher margin business segment with strong potential to significantly improve future financial performance ▪ Processed construction waste can be utilized in the production of new recycled brick and sold as raw materials to other companies SOLID, ESTABLISHED Fly - ash Brick and Concrete Business: EXPANSION into Integrated Construction Waste Management Business: ▪ Exclusive license in Pingdingshan to haul and recycle construction waste • Operations commenced in April 2015; license granted through October 2032 • Current fleet of 50 trucks, expect to grow to 120 by December 2015

Yulong Eco - Materials Limited Yulong Renewable Yulong Concrete and Transport Yulong Bricks Our Operations 6 1. Solid Core Business 2. Expansion: Products, Capabilities, Markets

Yulong Eco - Materials Limited $15.6 million $30.0 million Fiscal 2015 Revenue for Fly - ash Brick & Concrete Fly-ash Bricks Concrete Solid Foundation 7 SOLID, ESTABLISHED Fly - ash Brick and Concrete Business: 98.5% of total revenue for Fiscal 2015

Yulong Eco - Materials Limited A leading brick supplier in Pingdingshan: approximately 50% of market share in fiscal 2015 Yulong Bricks: Eco - friendly Fly - ash B rick P lant 8 Brick facility Brick yard Control room Offices Bricks

Yulong Eco - Materials Limited Yulong Bricks: Eco - friendly Fly - ash Brick Plant 9 ▪ Eco - friendly and low cost production ▪ Utilizes 30 % reclaimed fly ash as a substitute for cement; reduces cost of raw materials and energy usage ▪ Four brick production lines with an annual production capacity of 400,000 m 3 ▪ Primarily used for foundation and structural walls in high - rise buildings ▪ Key customers include large state owned enterprises ( SOEs ) ▪ Fiscal 2015 sales of $ 15.6 million or approximately 33.5% of company’s consolidated sales Pictures of old pics Produces 13 standard and custom - sized BRICKS :

Yulong Eco - Materials Limited One of the largest concrete suppliers in Pingdingshan: approximately 30% of the local market in fiscal 2015. Yulong Concrete: Ready - mixed C oncrete P lant 10

Yulong Eco - Materials Limited Yulong Concrete: Ready - mixed Concrete Plant ▪ Two mixing towers, each with a production capacity of approximately 750 m 3 daily or 200,000 m 3 annually ▪ Efficient raw material handling for two on - site plants ▪ ISO9000 quality system certification ▪ Arrangements with third - party manufacturers using Yulong’s pre - formulated raw material blends ▪ Fiscal 2015 s ales of $30.0 million or approximately 65% of Company’s consolidated sales 11 Produces ready - mix CONCRETE :

Yulong Eco - Materials Limited Building Upon our Solid Foundation 12 EXPANSION into Construction Waste Hauling and Recycling: 2015 Fiscal Revenue: $0.7 million or 1.5% of total revenue (operations initiated in late April 2015) 2016 Fiscal Revenue: p rojected to reach over 20% of total revenue Significant growth expected

Yulong Eco - Materials Limited Waste Management: Addressing critical environmental needs 13 EXPANSION into Construction Waste Hauling and Recycling: • China’s increasing urbanization rate and continued construction activity create strong demand for construction waste collection services • Urban development comes with “mountains of construction debris” affecting people’s life, water supplies and cities’ land resource. Yulong’s construction waste management services provide solution to solve China’s environmental issues

Yulong Eco - Materials Limited Waste Management Solutions 14 Non project based solution: • Targeting small projects, in various locations within the same city • Waste it hauled to a recycling center (such as the recently built in Pingdingshan ) • Processed waste is used as raw material for internal needs (to manufacture recycled bricks) or sold to third parties Project based solution: • Targeting larger contracts, close proximity (entire villages are torn down to build skyscrapers, or large government financed projects such as airports and railway stations) • Waste is sorted and recycled using portable recycling stations • Processed waste is sold as raw material to third parties

Yulong Eco - Materials Limited 15 Vertically Integrated Business Model For Renewable Products 3 revenue sources: ▪ Hauling ▪ Sale of recycled aggregate ▪ Sale of finished eco - friendly building products 1 Utilizes solar powered heating system Renewable Eco - Friendly SERVICES & PRODUCTS : Raw material Yulong’s facility Bricks 1 Delivered to customers Hauling Sorted dirt for sale Recycling p lant 100% r ecycled / sorted Supplemental materials Sorted coarse aggregate for sale Sorted fine aggregate for sale Sorted waste metals for sale Recycling New Brick Production Strong governmental support and anticipated preferential tax treatment

Yulong Eco - Materials Limited Hauling Business in Pingdingshan and Other Cities 16 ▪ Initiated hauling operations in April 2015 ▪ Exclusive license through 2032 to haul and process construction waste within the built - up area of Pingdingshan Construction Waste HAULING : Yulong receives a fee for each metric ton of hauled waste. Exclusive Hauling License in Pingdingshan ▪ Initial agreement signed in July 2015 ▪ Exclusive license in Shangqiu through 2040 ▪ Several contracts in Shangqiu and Zhengzhou (see slide 17) Expansion beyond Pingdingshan Current fleet of 50 trucks Contracted to add 70 more trucks Seeking acquisition of local hauling companies Planning on increasing the flee to over 300 trucks

Yulong Eco - Materials Limited Recycling Business in Pingdingshan & Other Cities 17 Construction Waste RECYCLING : Mobile recycling stations in other cities ▪ First project stated in June 2015 ▪ Several contracts in Shangqiu and Zhengzhou (see slide 17) Waste r ecycling plant in Pingdingshan ▪ Commenced operations in April 2015 ▪ Serving local market ▪ Annual recycling capacity of 800,000 m 3 Processed waste sold as raw material to local customers and/or used to produce eco - friendly bricks at Yulong’s facility New recycling station in Shangqiu ▪ Planning to build a new recycling center to service the Shangqiu city

Yulong Eco - Materials Limited Recent Recycling Contracts 18 AUG. 2015: WASTE HAULING AND RECYCLING OPERATIONS IN SHANGQIU REVENUE MODEL: • 19 RMB (or approx. $3) per metric ton of hauled waste • Over 1.3 million metric tons of construction waste for a period of 18 month • Total potential revenue of $3.9 MILLION SEPT. 2015: WASTE RECYCLING AGREEMENT FOR ZHENGZHOU CITY DISTRICT REVENUE MODEL: • 15 RMB (or approx. $2.35) per metric ton of waste • Over 15 million metric tons of construction waste for an estimated period of 4 years • Total potential revenue of $35 MILLION OCT. 2015: 25 - YEAR EXCLUSIVE WASTE HAULING AND RECYCLING AGREEMENT IN SHANGQIU REVENUE MODEL: • 22 RMB (or approx. $3.45) per metric ton of hauled waste • Over 2 million metric tons of construction waste annually • Total potential revenue of $7 MILLION annually or $170 MILLION over 25 years OCT. 2015: WASTE RECYCLING OPERATIONS IN ZHENGSHOU CITY AIRPORT ZONE REVENUE MODEL: • Servicing 165 villages / 550 homesteads each • 3,800 RMB or approx. $600 per homestead • Total potential revenue of $55 MILLION over a period of five years

Yulong Eco - Materials Limited State of the Art Brick Plant 19 ▪ The new state of the art, vertically integrated brick plant ▪ Commenced production in April 2015 and has an annual capacity of 75,000 m 3 ▪ Producing a wider range of brick products that can be used for pavements, gardens and squares ▪ Low cost of raw materials : 70% - 80% of raw material is construction waste ▪ Second production line is in the process of being designed Using recycled waste for its NEW BRICK PLANT:

Yulong Eco - Materials Limited Recycling and Brick Plant with Robust Capabilities 20 Sorted F ine A ggregates Brick Manufacturing Line Finished Product: Eco - friendly Bricks Demolition Site Hopper and Crusher Raw Materials Processing

Yulong Eco - Materials Limited Higher Efficiency Remains our Focus 21 Improving EFFICIENCY and developing NEW PRODUCTS : Our New State - of - The Art Research & Development Center

Yulong Eco - Materials Limited Research & Development Center  Cooperation agreements with the Henan Communication Science and Technology Research Institute, Ltd., ▪ To produce and file with the National Bureau of Quality and Technical Supervision (Henan Province) by Nov. 30 a technical code governing the use of recycled construction waste materials in the production of roadbed -- a road’s surface -- in the Province. ▪ Will allow Yulong to sell its recycled construction waste to road contractors performing major projects such as highways, expressways, and other high quality road projects in Henan Province . 22 Improving EFFICIENCY and developing NEW PRODUCTS :  Agreement with Zhengzhou University’s Structural Engineering Technology Research Center to make Yulong facility and resources available to its students and faculties. ▪ To increase efficiency of existing construction waste products. ▪ To develop new products. ▪ To gain priority right to commercialize the results of the research efforts . New Research & Development Center was completed in April 2015

Yulong Eco - Materials Limited Major Customers  Customers include: developers of commercial, residential and infrastructural projects in and around Pingdingshan, and also state - owned and private enterprises.  For fiscal 2015, no single customer accounted for 10% or more of total sales. 23 Largest brick customer for fiscal 2015 Largest concrete customer for fiscal 2015 Henan Guangsha Construction Co., Ltd., accounted for 7%. Accounted for 7% of brick sales and 6% of total sales Henan Qingcheng Construction Co., Ltd. Accounted for 12% of concrete sales and 8% of total sales

Yulong Eco - Materials Limited Historical Net Income ($ in million) Historical Revenu e ($ in million) History of Profitable Growth (limited by capacity) $11.3 $14.0 $15.0 $15.6 $ [VALUE] $ [VALUE] $ [VALUE] $30.0 $0.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Fiscal 2012 Fiscal 2013 Fiscal 2014 Fiscal 2015 24 $7.8 10.0 $10.7 $8.7 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 Fiscal 2012 Fiscal 2013 Fiscal 2014 Fiscal 2015* * Net income for fiscal 2015 was affected by higher G&A expenses and professional fees mainly associated with preparation for the company’s initial public offering - fees which were not incurred in fiscal 2014. $34.1 $42.5 $44.5 $46.3

Yulong Eco - Materials Limited Revenue Breakdown – Fiscal 2015 vs. Fiscal 2014 25 Revenue Bricks Concrete Recycling Total Hauling Recycled Aggregates Recycled Bricks 2014 Fiscal Year $15.0 M $29.5 M $ - $ - $ - $44.5 M 2015 Fiscal Year $15.6 M $30.0 M $0.4 M $0.08 M $0.2 M $46.3 M Increase in $ $0.6 M $0.5 M $0.4 M $0.08 M $0.2 M $1.7 M Increase in % 4.2% 1.6% N/A N/A N/A 4.0%

Yulong Eco - Materials Limited Projected Net Income ($ in million) Projected Revenue ($ in million) Projected Growth 26 $46.20 $0.00 $20.00 $40.00 $60.00 $80.00 Fiscal 2015 Fiscal 2016 Fiscal 2017 8.7 $0.00 $4.00 $8.00 $12.00 $16.00 $20.00 Fiscal 2015 Fiscal 2016 Fiscal 2017

Yulong Eco - Materials Limited 27 33.5% 65.0% 1.5% Revenues 2015 Fiscal Year Fly-ash Bricks Concrete Recycling products 26% 52% 11% 2% 5% 4% Projected Revenues Fiscal Year 2016 Fly-ash Bricks Concrete Waste Processing Recycled Brick Agregates Hauling Core Business as a Platform for Future Growth Recycling products for fiscal 2015 include: Hauling: $0.4 million Recycled Aggregates: $0.08 million Recycled Bricks: $0.2 million

Yulong Eco - Materials Limited Experienced Management & Board 28 Zhu Yulong - Founder and Chairman ▪ Representative of the Ninth People's Congress of Pingdingshan City, Henan Province ▪ The Standing Committee Member of Youth Union, Henan Province ▪ Ph.D. candidate in Economics from Sichuan University in Chengdu, Sichuan Province Zan Wu - Chief Financial Officer ▪ Former CFO of SinoCoking Coal and Coke Chemical Industries, Inc., a U.S. public company that sells coal and coke in China ▪ BA in Accounting from the Capital University of Economics and Business in Beijing ▪ MS in Financial M anagement and Control from Aston Business School in the United Kingdom Michael Harlan - Board Member ▪ Former CEO and CFO of US Concrete ▪ Board member of Waste Connections (NYSE: WCN) ▪ BA in Accounting from the University of Mississippi Alice Wu - Board Member ▪ Former partner at Anton & Chia and Cacciamatta Accounting Corporation ▪ BA in B usiness from the University of Macau

Yulong Eco - Materials Limited Summary 29  Addressing Critical E nvironmental N eeds in China  Leading Market Position  Significant Growth Opportunities - Hauling & Recycling Segment  Expansion Outside of Core Market  Strong Management Team

Yulong Eco - Materials Limited Contact us For Additional Information Contact: Investor Relations Counsel: The Equity Group Inc. Lena Cati, Vice President 212 - 836 - 9611 lcati@equityny.com www.theequitygroup.com or Asia IR•PR Jimmy Caplan, Managing Director 512 - 329 - 9505 jimmy@asia - irpr.com Media Relations: Asia IR•PR Rick Eisenberg, Managing Director 212 - 496 - 6828 rick@asia - irpr.com 30

Yulong Eco - Materials Limited Yulong Eco - Materials Limited Nasdaq: YECO A vertically integrated manufacturer of ECO - FRIENDLY building products and a construction WASTE RECYCLING company Investor Presentation November 2015